UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2021

Magellan Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6639	58-1076937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4801 E. Washington Street, Phoenix, Arizona 85034

(Address of principal executive offices, including zip code)

(800) 642-1716

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 Par Value	MGLN	The NASDAQ Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 4, 2021, Magellan Health, Inc., a Delaware corporation (the “Company”) and Centene Corporation, a Delaware corporation (“Centene”) issued a joint press release announcing their entry into an Agreement of Plan of Merger, dated January 4, 2021 (the “Merger Agreement”), by and among the Company, Centene, and Mayflower Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Centene (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of Centene. A copy of the joint press release announcing the transaction is filed as Exhibit 99.1 hereto. The terms of the Merger Agreement will be described in a subsequent filing by the Company on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release issued on January 4, 2021
104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

 Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed merger of Merger Sub, a wholly-owned subsidiary of Centene, with and into the Company, such that the Company will become a wholly-owned subsidiary of Centene. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed merger, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed merger. The Company may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meetings to approve the proposed merger, the Merger Agreement or other responses in relation to the proposed merger, should be made only on the basis of the information contained in the Company’s proxy statement. Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at ir.magellanhealth.com/investor-relations copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The proposed transaction will be implemented solely pursuant to the terms and conditions of the Merger Agreement, which contain the full terms and conditions of the proposed merger.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 28, 2020, and its definitive proxy statement for the 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2020. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at ir.magellanhealth.com/investor-relations.

Forward Looking Statements

This communication includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. All statements, other than statements of current or historical fact, contained in this press release may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important proposed merger-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed merger; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company stockholder approval and regulatory approvals; (iii) the announcement and pendency of the proposed merger may disrupt the Company’s business operations (including the threatened or actual loss of employees, customers or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that could cause actual results to differ materially from those expressed or implied include , but are not limited to, the effectiveness of business continuity plans during the COVID-19 pandemic,; the possible election of certain of the Company’s customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of healthcare services by the Company’s members; risks and uncertainties associated with the pharmacy benefits management industry; delays, higher costs or inability to implement new business or other initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; healthcare reform; general business conditions; and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other filings we make with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

By:	/s/ David Haddock
	Name:	David Haddock
	Title:	General Counsel and Secretary

Dated:	January 4, 2021

Exhibit 99.1

N E W S R E L E A S E

Centene Contacts:

Media	Investors
Marcela Manjarrez-Hawn	Jennifer Lynch Gilligan
(314) 445-0790	(212) 759-0382
mediainquiries@centene.com	investors@centene.com

Magellan Health Contacts:

Media	Investors
Lilly Ackley	Darren Lehrich
(860) 507-1923	(860) 507-1814
ackleyl@magellanhealth.com	lehrichd@magellanhealth.com

FOR IMMEDIATE RELEASE

Centene Signs Definitive Agreement to Acquire Magellan Health

•	Acquisition will broaden and deepen Centene’s whole health capabilities, while establishing a leading behavioral health platform at a critical time
•	Combined platform to deliver better health outcomes for complex populations through the integration of physical and mental health care
•	Important addition to Centene’s Health Care Enterprises, under which Magellan Health will continue to operate independently
•	Focus on creating next generation behavioral health platform, aligned with Centene’s technology strategy with additional growth opportunities in specialty care and pharmacy
•	Magellan Health CEO and management to remain in leadership roles, bringing additional talent to Centene and providing continuity
•	Value creation for shareholders through cost synergies and new growth opportunities
•	Companies to Host Conference Call at 8:00AM ET

ST. LOUIS AND PHOENIX (Jan. 4, 2021) -- Centene Corporation (NYSE: CNC) and Magellan Health, Inc. (NASDAQ: MGLN) today announced that they have entered into a definitive merger agreement under which Centene will acquire Magellan Health for $95 per share in cash for a total enterprise value of $2.2 billion. The transaction, which was unanimously approved by the Boards of Directors of both companies, will broaden and deepen Centene’s whole health capabilities and establish a leading behavioral health platform. The combined platform lays the foundation by which the company will continue to invest and innovate for its members, enabling improved health outcomes and faster, diversified growth.

The combination brings together the companies’ complementary capabilities in behavioral health, specialty healthcare and pharmacy management. As a result of the transaction, Centene will establish one of the nation’s largest behavioral health platforms across 41 million unique members with enhanced capabilities to deliver better health outcomes for complex, high-cost populations. Magellan Health will also add to Centene’s leadership in government sponsored healthcare, bringing 5.5 million new members on government-sponsored plans. Magellan Health also provides specialty health services for 18 million third-party customer members in addition to Centene’s own members. Furthermore, the transaction adds 2 million PBM members and 16 million medical pharmacy members, enhancing the scale of Centene’s pharmacy platform with leading capabilities in specialty drug management. As part of Centene’s Health Care Enterprises, Magellan Health will continue to independently support its existing customers and pursue growth opportunities. In addition, the transaction will create attractive shareholder returns through enhanced service capabilities, cross-sell opportunities and increased engagement with third-party customers.

“There is a critical need for a fundamentally better approach to supporting people with complex, chronic conditions through better integration of physical and mental health care. This has become even more evident in light of the pandemic which has driven a dramatic rise in behavioral health needs,” said Michael F. Neidorff, Chairman, President and Chief Executive Officer of Centene. “This acquisition accelerates our diversification strategy and enhances our ability to build next generation capabilities in our specialty care business by leveraging our scale and investments in technology. Furthermore, we are very familiar with the range of Magellan Health’s healthcare solutions as we have been one of their customers over many years, and our shared commitment to taking care of the most vulnerable populations makes this transaction a natural step.”

“We’re thrilled to bring together two businesses with complementary capabilities and a shared commitment to driving higher quality care for our members while lowering overall healthcare costs,” said Kenneth J. Fasola, Chief Executive Officer of Magellan Health. “By joining Centene under the Health Care Enterprises umbrella, we will maintain the independence necessary to ensure continued service to our third-party customers while accelerating the introduction of innovative solutions and reimagining behavioral health. I look forward to continuing to lead Magellan Health as we create exciting new opportunities for our customers and employees who will benefit from the creation of a best-in-class platform that meets our members’ needs today and in the future.”

Strategic and Financial Benefits of the Transaction:

•	Broadening and deepening Centene’s whole health capabilities at a critical time: the acquisition increases Centene’s scale and capability in behavioral care at a time when more than 2 in 5 Americans are struggling with mental or behavioral health issues associated with the COVID-19 pandemic.[1] In addition, the sickest 5% of the population consume 50% of healthcare spending and Magellan Health’s behavioral health, specialty health and pharmacy offerings focus on the portion of this spend that is addressable.[2]

1 Mental Health, Substance Use, and Suicidal Ideation During the COVID-19 Pandemic — United States, June 24– 30, 2020, Center for Disease Control.

2 2012 National Library of Medicine Study Primary Care and Behavioral Health Practice Size: The Challenge for Healthcare Reform; Prevalence and medical costs of chronic diseases, Am J PrevMed.

•	Advancing Centene’s specialty care and Health Care Enterprises platforms: the transaction brings additional scale in the company’s growing specialty care division and complements Centene’s evolving Health Care Enterprises portfolio, aligned with delivering the latest technologies and services across the full spectrum of its members.

•	Enabling better health outcomes at lower total medical costs: by combining both companies’ capabilities in behavioral health and specialty healthcare, the acquisition enables more integrated solutions across physical and mental health to deliver better health outcomes at lower costs for complex, high-cost populations.

•	Value creation for shareholders: the acquisition will create attractive opportunities to grow Centene’s specialty care business with enhanced services, new product development and additional third party relationships. Centene expects the transaction to be slightly accretive in the first full year and deliver low to mid-single digit percent adjusted EPS accretion from the transaction by the second full year, including approximately $50 million in annual net cost synergies projected by the second full year. The net synergies are in addition to the cost reduction plan of $75 million already initiated by Magellan Health.

Organization and Leadership

Ken Fasola, CEO of Magellan Health, and other members of Magellan Health’s leadership team have agreed to join Centene to provide continuity to Magellan Health’s strategy and leadership.

Timing and Required Approvals

The transaction is subject to clearance under the Hart-Scott Rodino Act, receipt of required state regulatory approvals, the approval of the definitive merger agreement by Magellan Health’s stockholders and other customary closing conditions. In connection with the transaction, affiliates of Starboard Value LP, which own approximately 9.4% of Magellan Health’s outstanding shares of common stock in the aggregate, have entered into a merger support agreement whereby they have agreed to vote their shares in favor of the transaction at Magellan Health’s special meeting.

The transaction is not contingent upon financing. Centene intends to primarily fund the cash portion of the acquisition through debt financing, and J.P. Morgan has provided a $2.381 billion bridge financing commitment. Upon closing, Centene expects its debt-to-capital ratio to be in the low 40% range, and intends to use its strong earnings and cash flows to achieve its targeted debt-to-capital ratio in the upper 30% range within 12 to 18 months post close.

Centene and Magellan Health expect to complete the transaction in the second half of 2021.

Advisors

Allen & Company LLC, J.P. Morgan Securities LLC and Barclays are serving as financial advisors to Centene, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as its legal counsel. Goldman Sachs & Co. LLC and Guggenheim Securities, LLC are serving as financial advisors to Magellan Health, and Weil, Gotshal & Manges LLP is serving as its legal counsel.

Conference Call and Webcast

Centene and Magellan Health will host a conference call today at 8:00 A.M. ET to discuss this morning’s announcement. The conference call can be accessed by dialing (833) 614-9125 within the U.S. and 1 (270) 215-9243 for all other locations. The conference ID is 6608847. Participants should dial in 10 minutes prior to the scheduled start time.

A live webcast of the conference call and associated presentation materials will be available on the investor relations section of the company’s website at https://investors.centene.com.

A replay of the conference call will be available approximately two hours after completion of the conference call and can be accessed by dialing (800) 585-8367 from the U.S. or 1 (404) 537-3406 from outside the U.S. The replay confirmation code is 6608847.

About Centene

Centene Corporation, a Fortune 50 company, is a leading multi-national healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and the development of its people, systems and capabilities so that it can better serve its members, providers, local communities, and government partners.

Centene uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene's investor relations website, http://investors.centene.com/.

About Magellan Health

Magellan Health, Inc., a Fortune 500 company, is a leader in managing the fastest growing, most complex areas of health, including special populations, complete pharmacy benefits and other specialty areas of healthcare. Magellan Health supports innovative ways of accessing better health through technology, while remaining focused on the critical personal relationships that are necessary to achieve a healthy, vibrant life. Magellan Health customers include health plans and other managed care organizations, employers, labor unions, various military and governmental agencies and third-party administrators. For more information, visit www.magellanhealth.com.

Cautionary Statement on Forward-Looking Statements of Centene

All statements, other than statements of current or historical fact, contained in this press release are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Centene (the “Company”, “our”, or “we”) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of our proposed acquisition of Magellan Health (the “Magellan Health Transaction”), our recently completed acquisition (the “WellCare Acquisition”) of WellCare Health Plans, Inc. (“WellCare”), other recent and future acquisitions, investments and the adequacy of our available cash resources.

These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this press release are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this press release, whether as a result of new information, future events or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including but not limited to: the risk that regulatory or other approvals required for the Magellan Health Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and our resources or otherwise have an adverse effect on the Company; the risk that Magellan Health’s stockholders do not adopt the definitive merger agreement; the possibility that certain conditions to the consummation of the Magellan Health Transaction will not be satisfied or completed on a timely basis and accordingly the Magellan Health Transaction may not be consummated on a timely basis or at all; the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations, which is unknown, and the response by governments and other third parties; uncertainty as to the expected financial performance of the combined company following completion of the Magellan Health Transaction; uncertainty as to our expected financial performance during the period of integration of the WellCare Acquisition; the possibility that the expected synergies and value creation from the Magellan Health Transaction or the WellCare Acquisition will not be realized, or will not be realized within the expected time period; the exertion of management’s time and our resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Magellan Health Transaction; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Magellan Health Transaction or the integration of the WellCare Acquisition or that the integration of Magellan Health or WellCare will be more difficult or time consuming than expected; the risk that potential litigation in connection with the Magellan Health Transaction may affect the timing or occurrence of the Magellan Health Transaction or result in significant costs of defense, indemnification and liability; a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness; unexpected costs, charges or expenses resulting from the Magellan Health Transaction or the WellCare Acquisition; the possibility that competing offers will be made to acquire Magellan Health; the inability to retain key personnel; disruption from the announcement, pendency and/or completion of the Magellan Health Transaction or the integration of the WellCare Acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; the risk that, following the Magellan Health Transaction, the combined company may not be able to effectively manage its expanded operations; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act (ACA) and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the ACA and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome in “Texas v. United States of America” regarding the constitutionality of the ACA; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; our ability to adequately price products on the Health Insurance Marketplaces and other commercial and Medicare products; tax matters; disasters or major epidemics; the outcome of legal and regulatory proceedings; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the possibility that the expected synergies and value creation from acquired businesses, including businesses we may acquire in the future, will not be realized, or will not be realized within the expected time period; the exertion of management’s time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions; disruption caused by significant completed and pending acquisitions, including, among others, the WellCare Acquisition, making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with our indebtedness; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission.

This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.

Cautionary Statement on Forward-Looking Statements of Magellan Health

This communication statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. All statements, other than statements of current or historical fact, contained in this press release may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Important proposed merger-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed merger; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company stockholder approval and regulatory approvals; (iii) the announcement and pendency of the proposed merger may disrupt the Company’s business operations (including the threatened or actual loss of employees, customers or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that could cause actual results to differ materially from those expressed or implied include , but are not limited to, the effectiveness of business continuity plans during the COVID-19 pandemic,; the possible election of certain of the Company’s customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of healthcare services by the Company’s members; risks and uncertainties associated with the pharmacy benefits management industry; delays, higher costs or inability to implement new business or other initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; healthcare reform; general business conditions; and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and other filings we make with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Important Additional Information and Where to Find It

In connection with the Magellan Health Transaction, Magellan Health intends to file with the SEC a proxy statement for its stockholders (the “Proxy Statement”). Magellan Health will send the Proxy Statement to its stockholders and may file other documents regarding the Magellan Health Transaction with the SEC. This communication is not a substitute for the Proxy Statement or any other document that Magellan Health may send to its stockholders in connection with the Magellan Health Transaction. INVESTORS AND SECURITY HOLDERS OF MAGELLAN HEALTH ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAGELLAN HEALTH, THE TRANSACTION AND RELATED MATTERS. Investors and security holders of Magellan Health will be able to obtain free copies of the Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about Magellan Health once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Magellan Health makes available free of charge at www.magellanhealth.com copies of materials it files with, or furnishes to, the SEC.

Participants In The Solicitation

Centene, Magellan Health and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Magellan Health in connection with the Magellan Health Transaction.

Information about the directors and executive officers of Centene is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 18, 2020, its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 13, 2020, and on its website at www.centene.com.

Information about the directors and executive officers of Magellan Health is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 28, 2020, its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 29, 2020, and on its website at www.magellanhealth.com.

Investors may obtain additional information regarding the interests of such participants, which may, in some cases, be different than those of Magellan Health’s stockholders generally, and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Proxy Statement and other materials to be filed with the SEC in connection with the Magellan Health Transaction when they become available. You may obtain these documents free of charge through the website maintained by the SEC at www.sec.gov and from the websites of Centene or Magellan Health as described above.